EXHIBIT 32.2

CERTIFICATION PURSUANT TO
TITLE 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzo Biochem, Inc., and Subsidiaries (“the Company”) on Form 10-Q for the period ended October 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patricia Eckert, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2022

	By:	/s/ Patricia Eckert
Patricia Eckert
Interim Chief Financial Officer and Principal Accounting Officer